                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                NOVEMBER 10, 2000
                                (DATE OF REPORT)



                             AMERIGAS PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                        1-13692                 23-2787918
(STATE OR OTHER JURISDICTION         (COMMISSION FILE         (I.R.S. EMPLOYER
     OF INCORPORATION)                    NUMBER)            IDENTIFICATION NO.)



                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA      19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (610) 337-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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AmeriGas Partners, L.P.                                                 Form 8-K
Page 2                                                         November 10, 2000

ITEM 5.  OTHER EVENTS.


        On Wednesday, November 15, 2000, UGI Corporation and AmeriGas Partners, L.P. will report earnings for the fourth quarter and year ended September 30, 2000. Lon Greenberg, Chairman, will conduct a live teleconference on the Internet at http://www.shareholder.com/ugi/. The live webcast of the teleconference will begin at 4:00 PM Eastern Time. The webcast will be archived through November 30, 2000.

        In addition, a telephone rebroadcast will be available until 7:00 PM Eastern Time on November 16, 2000 and can be accessed by dialing 1-888-203-1112, Pass Code 605491. International replay access is 719-457-0820, Pass Code 605491.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               AMERIGAS PARTNERS, L.P.
                                               (Registrant)

                                                 By:  AmeriGas Propane, Inc.,
                                                      as General Partner

                                                 By:  /s/  Robert W. Krick
                                                      --------------------------
                                                      Robert W. Krick
                                                      Treasurer
Date:  November 10, 2000